Chardan North China
                                                         Acquisition Corporation
                                        (a corporation in the development stage)




                                                            Financial Statements
              For the Periods from March 10, 2005 (inception) to August 10, 2005 and March 10, 2005 (inception) to April 30, 2005

                                                             Chardan North China
                                                         Acquisition Corporation
                                        (a corporation in the development stage)

Report of Independent Registered Public Accounting Firm                        3

Financial Statements

    Balance Sheets                                                             4
    Statements of Operations                                                   5
    Statements of Stockholders' Equity                                         6
    Statements of Cash Flows                                                   7

Notes to Financial Statements                                               8-13

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Chardan North China Acquisition Corporation

We have audited the accompanying balance sheets of Chardan North China Acquisition Corporation (formerly Chardan China Acquisition Corp. II) (a corporation in the development stage) as of August 10, 2005 and April 30, 2005, and the related statements of operations, stockholders' equity and cash flows for the periods from March 10, 2005 (inception) to August 10, 2005 and March 10, 2005 (inception) to April 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chardan North China Acquisition Corporation as of August 10, 2005 and April 30, 2005, and the results of its operations and its cash flows for the periods from March 10, 2005 (inception) to August 10, 2005 and March 10, 2005 (inception) to April 30, 2005 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York

August 10, 2005

                                     Chardan North China Acquisition Corporation
                                        (a corporation in the development stage)

                                                                  Balance Sheets

--------------------------------------------------------------------------------

                                                           August 10, 2005    April 30, 2005
--------------------------------------------------------------------------------------------
Assets
Current assets:
     Cash                                                   $  1,159,066      $     79,960
     Cash held in Trust Fund (Note 1)                         25,835,000                --
     Due from affiliate                                           10,170                --
     Prepaid expenses                                             13,000                --
                                                            ------------      ------------
           Total current assets                               27,017,236            79,960
Deferred offering costs                                               --            25,000
                                                            ------------      ------------
           Total assets                                     $ 27,017,236      $    104,960
                                                            ============      ============
Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and accrued expenses                  $     98,232      $        900
     Notes payable, stockholders (Note 3)                         80,000            80,000
                                                            ------------      ------------
           Total current liabilities                             178,232            80,900
                                                            ------------      ------------
Common stock, subject to possible conversion,
     999,500 shares at conversion value (Note 1)               5,164,417                --
                                                            ------------      ------------
Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
     Preferred stock, $.0001 par value, Authorized
          1,000,000 shares; none issued                               --                --
     Common stock, $.0001 par value, Authorized
          20,000,000 shares.  Issued and outstanding
          6,250,000 shares (which includes 999,500
          subject to possible conversion) and 1,250,000              625               125
     Additional paid-in capital                               21,680,335            24,875
     Deficit accumulated during development stage                 (6,373)             (940)
                                                            ------------      ------------
           Total stockholders' equity                         21,674,587            24,060
                                                            ------------      ------------
           Total liabilities and stockholders' equity       $ 27,017,236      $    104,960
                                                            ============      ============

                 See accompanying notes to financial statements.

                                     Chardan North China Acquisition Corporation
                                        (a corporation in the development stage)

                                                        Statements of Operations

--------------------------------------------------------------------------------

                                                  Period from        Period from
                                                March 10, 2005     March 10, 2005
                                                (inception) to     (inception) to
                                                August 10, 2005    April 30, 2005
---------------------------------------------------------------------------------
Expenses:

     Formation and operating costs               $     6,373        $       940
                                                 -----------        -----------
Net loss for the period                          $    (6,373)       $      (940)
                                                 ===========        ===========
Net loss per share basic and diluted             $      (.00)       $      (.00)
                                                 -----------        -----------
Weighted average shares outstanding                1,282,468          1,250,000
                                                 -----------        -----------

                 See accompanying notes to financial statements.

                                     Chardan North China Acquisition Corporation
                                        (a corporation in the development stage)

                                              Statements of Stockholders' Equity

--------------------------------------------------------------------------------

                                                          Common Stock           Additional     Deficit accumulated
                                                      ---------------------        Paid-In          during the
                                                      Shares         Amount        Capital        development stage      Total
-----------------------------------------------------------------------------------------------------------------------------------
Sale of 1,250,000 shares of common stock to
     initial stockholders on March 10, 2005
     at $0.02 per share                              1,250,000           125          24,875               --               25,000

Net loss for the period                                     --            --              --             (940)                (940)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, April 30, 2005                              1,250,000           125          24,875             (940)              24,060

Sale of 5,000,000 units, net of underwriters'
   discount and offering expenses (includes
   999,500 shares subject to possible conversion)    5,000,000           500      26,819,777               --           26,820,277
Proceeds subject to possible conversion of
   999,500 shares                                           --            --      (5,164,417)              --           (5,164,417)

Proceeds from issuance of option                            --            --             100               --                  100

Net loss for the period                                     --            --              --           (5,433)              (5,433)

-----------------------------------------------------------------------------------------------------------------------------------
Balance, August 10, 2005                             6,250,000    $      625    $ 21,680,335     $     (6,373)        $ 21,674,587
                                                     =========    ==========    ============     ============         ============




                 See accompanying notes to financial statements.

                                     Chardan North China Acquisition Corporation
                                        (a corporation in the development stage)

                                                        Statements of Cash Flows

--------------------------------------------------------------------------------

                                                             Period from       Period from
                                                           March 10, 2005     March 10, 2005
                                                           (inception) to     (inception) to
                                                           August 10, 2005    April 30, 2005
--------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
       Net loss for the period                              $     (6,373)      $       (940)
       Increase in prepaid expenses                              (13,000)                --
       Increase in accounts payable and accrued expenses           5,873                900
                                                            ------------       ------------
            Net cash used in operating activities                (13,500)               (40)
                                                            ------------       ------------
Cash Flows from Investing Activities
       Cash held in Trust Fund                               (25,835,000)                --
       Due from affiliate                                        (10,170)                --
                                                            ------------       ------------
            Cash used in investing activities                (25,845,170)                --
                                                            ------------       ------------
Cash Flows from Financing Activities
       Proceeds from sale of shares of common stock           30,025,000             25,000
       Proceeds from issuance of option                              100                 --
       Proceeds from notes payable, stockholders                  80,000             80,000
       Payment of costs of public offering                    (3,087,364)           (25,000)
                                                            ------------       ------------
            Net cash provided by financing activities         27,017,736             80,000
                                                            ------------       ------------
Net increase in cash                                           1,159,066             79,960
Cash at beginning of the period                                       --                 --
                                                            ------------       ------------
Cash at end of the period                                   $  1,159,066       $     79,960
                                                            ============       ============
Non-cash Financing Activities:
       Accrual of costs of public offering                  $     92,359       $         --
                                                            ============       ============


                 See accompanying notes to financial statements.

                                     Chardan North China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

1.      Summary of Significant     Organization and Business Operations
        Accounting Policies
                                   Chardan North China  Acquisition  Corporation  (formerly Chardan China Acquisition Corp. II - See
                                   Note 3) (the  "Company") was  incorporated in Delaware on March 10, 2005 as a blank check company whose  objective is to acquire an operating  business that has its primary  operating  facilities located in the People's Republic of China in any city or province north of the Yangtze River.

                                   All activity  from March 10, 2005  (inception)  through  August 10, 2005 relates to the Company's formation and initial public offering  described below.  The Company has selected  December 31 as its fiscal year-end.

                                   The registration  statement for the Company's  initial public offering  ("Offering") was declared effective  August 2, 2005. The Company  consummated  the offering on August 10, 2005 and received net proceeds of approximately $26,820,000 (Note 3). The Company's management has broad discretion with  respect  to the  specific  application  of the  net  proceeds  of this  Offering,  although substantially  all of the net proceeds of this  Offering  are  intended to be  generally  applied toward  consummating  a business  combination  with an  operating  business  that has its primary operating  facilities  located in the People's Republic of China in any city or province north of the Yangtze River ("Business Combination").  Furthermore,  there is no assurance that the Company will be able to successfully affect a Business  Combination.  An amount of $25,835,000 of the net proceeds is being held in an  interest-bearing  trust account ("Trust Account") until the earlier of (i) the consummation of a Business  Combination or (ii) liquidation of the Company.  Under the agreement  governing the Trust Account,  funds will only be invested in United States "government securities"  within the meaning of Section 2(a)(16) of the Investment  Company Act of 1940 with a maturity of 180 days or less.  The remaining net proceeds (not held in the Trust  Account) may be used to pay for business,  legal and  accounting due diligence on  prospective  acquisitions  and continuing general and administrative expenses.

                                     Chardan North China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

                                   The Company, after signing a definitive agreement for the acquisition of a target business,  will submit such transaction for stockholder  approval.  In the event that stockholders  owning 20% or more of the shares sold in the Offering vote against the Business  Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

                                   All of the  Company's  stockholders  prior to the  Offering,  including  all of the  officers and directors of the Company ("Initial  Stockholders"),  have agreed to vote their 1,250,000 founding shares of common  stock (Note 8) in  accordance  with the vote of the majority in interest of all other  stockholders  of  the  Company  ("Public  Stockholders")  with  respect  to  any  Business
                                   Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

                                   With respect to a Business Combination which is approved and consummated,  any Public Stockholder who voted against the Business  Combination may demand that the Company  convert his shares.  The per share  conversion  price  will equal the amount in the Trust  Account,  calculated  as of two business days prior to the  consummation  of the proposed  Business  Combination,  divided by the number of shares of common stock held by Public  Stockholders at the consummation of the Proposed
                                   Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all  Public  Stockholders  may seek  conversion  of their  shares in the  event of a  Business
                                   Combination.  Such Public  Stockholders  are entitled to receive their per share  interest in the
                                   Trust Account computed without regard to the shares held by Initial Stockholders.  Accordingly, a portion of the net proceeds  from the offering  (19.99% of the amount held in the Trust  Account)
                                   has been classified as common stock subject to possible conversion in the accompanying August 10,
                                   2005 balance sheet.

                                   The Company's Certificate of Incorporation, as amended, provides for mandatory liquidation of the
                                   Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the  consummation  of the Offering,  or 24 months from the  consummation  of the
                                   Offering if certain extension  criteria have been satisfied.  In the event of liquidation,  it is likely that the per share value of the  residual  assets  remaining  available  for  distribution
                                   (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs  related to the Offering and since no value would be  attributed to the
                                   Warrants contained in the Units sold (Note 3).

                                     Chardan North China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

                                   Use of Estimates

                                   The  preparation  of financial  statements in conformity  with  accounting  principles  generally accepted in the United States of America  requires  management to make estimates and  assumptions that affect the reported  amounts of assets and liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements and the reported  amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                   Cash and Cash Equivalents

                                   For financial statement purposes, the Company considers all highly liquid debt instruments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains its cash in bank  deposit  accounts  in the United  States of  America  which,  at times,  may exceed applicable  insurance  limits.  The Company has not experienced any losses in such accounts.  The
                                   Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

                                   Deferred Income Taxes

                                   Deferred  income  taxes  are  provided  for the  differences  between  the  bases of  assets  and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

                                   The Company  recorded a deferred income tax asset  aggregating  approximately  $2,160 and $300 at
                                   August  10,  2005 and April 30,  2005,  respectively  for the tax  effect of net  operating  loss carryforwards and temporary differences. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived,  the Company has recorded a full valuation allowance at August 10, 2005 and April 30, 2005.  The net operating  loss  carryforward  at August 10, 2005 amounts to approximately $5,000 and expires in 2025.

                                   The  effective  tax  rate  differs  from the  statutory  rate of 34% due to the  increase  in the valuation allowance.

                                   Income (Loss) Per Common Share

                                   Loss per share is  computed  by  dividing  net loss by the  weighted-average  number of shares of common stock outstanding during the period.

                                     Chardan North China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

                                   Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2.      Company Name Change        Effective July 14, 2005, the Company's Board of Directors and Initial Stockholders  authorized an amendment to the Company's Certificate of Incorporation to change the Company's name from Chardan
                                   China Acquisition Corp. II to Chardan North China Acquisition Corporation.

3.      Initial Public Offering    On August 10, 2005,  the Company  sold  5,000,000  units  ("Units")  in the  Offering.  Each Unit consists of one share of the Company's common stock,  $.0001 par value, and two Redeemable Common
                                   Stock  Purchase  Warrants  ("Warrants").  Each Warrant  entitles the holder to purchase  from the
                                   Company  one share of common  stock at an  exercise  price of $5.00  commencing  the later of the completion  of a Business  Combination  or one year from the  effective  date of the Offering and expiring four years from the effective date of the Offering. Except as set forth below in Note 5, the Warrants will be redeemable,  at the Company's option, at a price of $.01 per Warrant upon 30 days' notice after the Warrants become exercisable, only in the event that the last sale price of the common  stock is at least  $8.50 per share for any 20 trading  days  within a 30 trading  day period  ending  on the third day prior to the date on which  notice of  redemption  is given.  In connection with this Offering,  the Company issued an option,  for $100, to the representative of the  underwriters  to purchase  250,000 Units at an exercise price of $7.50 per Unit. The Company intends to account  for the fair value of the option,  inclusive  of the receipt of the $100 cash payment,  as an expense of the public offering  resulting in a charge  directly to  stockholders'
                                   equity. The Company estimates that the fair value of this option is approximately $550,000 ($2.20 per Unit) using a Black-Scholes option-pricing model. The fair value of the option granted to the
                                   Representative is estimated as of the date of grant using the following assumptions: (1) expected volatility of 44.5%,  (2) risk-free  interest rate of 3.8% and (3) expected life of 5 years.  The option may be exercised for cash or on a "cashless" basis, at the holder's option,  such that the holder may use the appreciated value of the option (the difference between the exercise prices of the  option  and the  underlying  warrants  and the  market  price of the  units  and  underlying securities)  to exercise the option  without the payment of any cash.  In addition,  the warrants underlying such Units are exercisable at $6.65 per share.

                                     Chardan North China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

4.      Notes  Payable,            The  Company  issued  unsecured  promissory  notes in  aggregate  amount of $80,000 to two of its
        Stockholders               Initial Stockholders,  including one officer. The notes are non interest-bearing and will be paid following the  consummation  of the Offering from the net proceeds of such  Offering.  Due to the short-term nature of the notes, the fair value of the notes approximate their carrying amount.

5.      Commitment                 The  Company  presently  occupies  office  space  provided  by  an  affiliate  of  three  Initial
                                   Stockholders.  Such affiliate has agreed that,  until the acquisition of a target business by the
                                   Company,  it will make such office space,  as well as certain  office and  secretarial  services, available  to the Company,  as may be required by the Company from time to time.  The Company has agreed to pay such affiliate $7,500 per month for such services  commencing on August 2 2005. The statement of  operations  for the period ended August 10, 2005  includes  $1,935  related to this agreement.

                                   Pursuant to letter agreements dated April 30, 2005 with the Company and the  Representative,  the
                                   Initial  Stockholders  have waived  their right to receive  distributions  with  respect to their founding shares upon the Company's liquidation.

                                   The Company's  directors and several  individuals  affiliated  with companies they are associated with have agreed with the  Representative  that, after  consummation of the Proposed Offering and within the first 40-trading day period after separate trading of the Warrants has commenced, they or certain of their affiliates or designees will collectively  purchase up to 1,000,000  Warrants in the public marketplace at prices not to exceed $0.75 per Warrant.  The Company has agreed that these  Warrants  shall not be redeemable  by the Company as long as such Warrants  continue to be held by such individuals or their affiliates.

                                   The Initial  Stockholders will be entitled to registration  rights with respect to their founding shares  pursuant to an agreement to be signed prior to or on the  effective  date of the Proposed
                                   Offering. The holders of the majority of these shares are entitled to make up to two demands that the  Company  register  these  shares  at any time  commencing  three  months  prior to the third anniversary of the effective date of the Proposed Offering. In addition, the Initial Stockholders have certain "piggy-back"  registration rights on registration statements filed subsequent to the third anniversary of the effective date of the Proposed Offering.

                                   The Company has also agreed to pay the fees and issue the securities to the  underwriters  in the
                                   Proposed Offering as described above in Note 3.

                                     Chardan North China Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

6.      Preferred Stock            The Company is authorized to issue 1,000,000  shares of preferred  stock with such  designations, voting and other rights and  preferences  as may be determined  from time to time by the Board of
                                   Directors.

7.      Common Stock               At August 10, 2005, 10,750,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters' unit purchase option.

8.      Stock Dividend             Effective  July 22, 2005,  the Company's  Board of Directors  authorized a stock dividend of 0.25 shares of  common  stock  for each  outstanding  share of common  stock.  All  references  in the accompanying financial statements to the number of shares of common stock have been retroactively restated to reflect this transaction.